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                                                                   EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Pella Investment Company

    We consent to the use in this Registration Statement of Propel, Inc. on Form S-1 of our report dated May 11, 2000, (relating to the consolidated financial statements of Pella, Inc.) and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ Saba & Co.


Amman, Jordan
September 14, 2000